Exhibit 99.1

(In thousands)	Three Months Ended March 31, 2019

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Revenues	$131,692	$142,771	$102,823	$137,011	$(7,149)	$507,148
Operating expenses:
Purchased transportation costs	95,485	122,158	71,591	60,690	(7,149)	342,775
Personnel and related benefits	13,743	9,918	17,556	30,845	7,153	79,215
Other operating expenses	15,410	5,403	18,872	43,302	6,627	89,614
Depreciation and amortization	1,682	2,096	638	9,091	2,035	15,542
Impairment charges	—	—	—	—	778	778
Total operating expenses	126,320	139,575	108,657	143,928	9,444	527,924
Operating (loss) income	5,372	3,196	(5,834)	(6,917)	(16,593)	(20,776)
Total interest expense						3,882
Loss on debt restructuring						2,270
Loss before income taxes						(26,928)
Provision for income taxes						71
Net loss						$(26,999)

Total Assets	$304,956	$139,475	$121,364	$284,936	$131,548	$982,279

Capital expenditures (1)	$1,837	$1,148	$1,772	$5,724	$25,833	$36,314

(In thousands)	Three Months Ended March 31, 2019

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Net (loss) income	$5,267	$3,196	$(5,868)	$(7,609)	$(21,985)	$(26,999)
Plus: Total interest expense	92	—	34	692	3,064	3,882
Plus: Provision for income taxes	13	—	—	—	58	71
Plus: Depreciation and amortization	1,682	2,096	638	9,091	2,035	15,542
Plus: Impairment charges	—	—	—	—	778	778
Plus: Long-term incentive compensation expenses	—	—	—	—	1,731	1,731
Plus: Loss on debt restructuring	—	—	—	—	2,270	2,270
Plus: Corporate restructuring and restatement costs	—	—	—	—	3,432	3,432
Adjusted EBITDA(2)	$7,054	$5,292	$(5,196)	$2,174	$(8,617)	$707

(In thousands)	Three Months Ended March 31, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Revenues	$134,943	$194,766	$113,125	$144,557	$(17,407)	$569,984
Operating expenses:
Purchased transportation costs	98,513	172,609	81,997	65,248	(17,404)	400,963
Personnel and related benefits	12,141	8,673	18,135	30,495	6,443	75,887
Other operating expenses	16,394	5,037	20,764	46,565	8,739	97,499
Depreciation and amortization	1,188	1,994	913	4,302	668	9,065
Total operating expenses	128,236	188,313	121,809	146,610	(1,554)	583,414
Operating (loss) income	6,707	6,453	(8,684)	(2,053)	(15,853)	(13,430)
Total interest expense						9,543
Loss before income taxes						(22,973)
Provision for income taxes						670
Net loss						$(23,643)

Total Assets	$248,732	$206,205	$79,620	$279,554	$70,379	$884,490

Capital expenditures (1)	$354	$1,107	$200	$1,890	$2,424	$5,975

(In thousands)	Three Months Ended March 31, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Net (loss) income	$6,677	$6,453	$(8,720)	$(2,064)	$(25,989)	$(23,643)
Plus: Total interest expense	30	—	36	11	9,466	9,543
Plus: Provision for income taxes	—	—	—	—	670	670
Plus: Depreciation and amortization	1,188	1,994	913	4,302	668	9,065
Plus: Long-term incentive compensation expenses	—	—	—	—	577	577
Plus: Corporate restructuring and restatement costs	—	—	—	—	6,913	6,913
Adjusted EBITDA(2)	$7,895	$8,447	$(7,771)	$2,249	$(7,695)	$3,125

(In thousands)	Three Months Ended September 30, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Revenues	$145,632	$146,217	$113,948	$140,663	$(9,876)	$536,584
Operating expenses:
Purchased transportation costs	107,146	124,671	81,422	62,314	(9,875)	365,678
Personnel and related benefits	12,687	10,313	17,402	31,367	6,349	78,118
Other operating expenses	17,142	3,530	19,288	49,016	5,019	93,995
Depreciation and amortization	1,183	2,069	876	4,387	1,099	9,614
Total operating expenses	138,158	140,583	118,988	147,084	2,592	547,405
Operating (loss) income	7,474	5,634	(5,040)	(6,421)	(12,468)	(10,821)
Total interest expense						35,798
Loss before income taxes						(46,619)
Benefit from income taxes						(5,058)
Net loss						$(41,561)

Total Assets	$273,298	$145,032	$78,410	$262,521	$88,035	$847,296

Capital expenditures (1)	$496	$1,597	$505	$880	$16,719	$20,197

(In thousands)	Three Months Ended September 30, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Net (loss) income	$7,319	$5,634	$(5,072)	$(6,555)	$(42,887)	$(41,561)
Plus: Total interest expense	26	—	32	134	35,606	35,798
Plus: (Benefit from) provision for income taxes	129	—	—	—	(5,187)	(5,058)
Plus: Depreciation and amortization	1,183	2,069	876	4,387	1,099	9,614
Plus: Long-term incentive compensation expenses	—	—	—	—	951	951
Plus: Corporate restructuring and restatement costs	—	—	—	—	4,713	4,713
Adjusted EBITDA(2)	$8,657	$7,703	$(4,164)	$(2,034)	$(5,705)	$4,457

(In thousands)	Three Months Ended December 31, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Revenues	$147,867	$167,212	$108,044	$141,720	$(13,296)	$551,547
Operating expenses:
Purchased transportation costs	108,528	135,182	77,282	64,006	(13,296)	371,702
Personnel and related benefits	14,980	9,352	17,586	30,553	7,439	79,910
Other operating expenses	15,879	9,978	21,436	49,231	9,738	106,262
Depreciation and amortization	1,510	2,131	1,165	7,683	2,475	14,964
Impairment charges	—	—	—	1,582	—	1,582
Total operating expenses	140,897	156,643	117,469	153,055	6,356	574,420
Operating (loss) income	6,970	10,569	(9,425)	(11,335)	(19,652)	(22,873)
Total interest expense						37,339
Loss before income taxes						(60,212)
Benefit from income taxes						(1,774)
Net loss						$(58,438)

Total Assets	$276,994	$136,795	$73,706	$244,760	$121,202	$853,457

Capital expenditures (1)	$882	$952	$362	$411	$28,457	$31,064

(In thousands)	Three Months Ended December 31, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Net (loss) income	$6,945	$10,569	$(9,454)	$(11,497)	$(55,001)	$(58,438)
Plus: Total interest expense	23	—	29	162	37,125	37,339
Plus: (Benefit from) provision for income taxes	2	—	—	—	(1,776)	(1,774)
Plus: Depreciation and amortization	1,510	2,131	1,165	7,683	2,475	14,964
Plus: Long-term incentive compensation expenses	—	—	—	—	742	742
Plus: Fleet impairment charges	—	—	—	1,582	—	1,582
Plus: Corporate restructuring and restatement costs	—	—	—	—	6,687	6,687
Plus: Adjustments for contingent purchase obligation	—	—	—	—	1,840	1,840
Adjusted EBITDA(2)	$8,480	$12,700	$(8,260)	$(2,070)	$(7,908)	$2,942

(In thousands)	Year ended December 31, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Revenues	$573,072	$672,965	$452,281	$572,701	$(54,878)	$2,216,141
Operating expenses:
Purchased transportation costs	421,048	573,483	323,019	255,743	(54,878)	1,518,415
Personnel and related benefits	52,273	37,376	70,551	123,171	26,382	309,753
Other operating expenses (3)	66,237	23,412	81,749	199,995	30,730	402,123
Depreciation and amortization	5,049	8,230	3,854	20,577	5,057	42,767
Impairment Charges	—	—	—	1,582	—	1,582
Total operating expenses	544,607	642,501	479,173	601,068	7,291	2,274,640
Operating (loss) income	28,465	30,464	(26,892)	(28,367)	(62,169)	(58,499)
Total interest expense						116,912
Loss before income taxes						(175,411)
Benefit from income taxes						(9,814)
Net loss						$(165,597)

Total Assets	$276,994	$136,795	$73,706	$244,760	$121,202	$853,457

Capital expenditures (1)	$2,087	$4,978	$1,122	$4,799	$60,110	$73,096

(In thousands)	Year ended December 31, 2018

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Net (loss) income	$28,226	$30,464	$(27,009)	$(28,682)	$(168,596)	$(165,597)
Plus: Total interest expense	108	—	117	315	116,372	116,912
Plus: (Benefit from) provision for income taxes	131	—	—	—	(9,945)	(9,814)
Plus: Depreciation and amortization	5,049	8,230	3,854	20,577	5,057	42,767
Plus: Fleet impairment charges	—	—	—	1,582	—	1,582
Plus: Long-term incentive compensation expenses	—	—	—	—	2,696	2,696
Plus: Operations restructuring costs	—	—	—	4,655	—	4,655
Plus: Corporate restructuring and restatement costs	—	—	—	—	22,224	22,224
Plus: Adjustments for contingent purchase obligation	—	—	—	—	1,840	1,840
Adjusted EBITDA(2)	$33,514	$38,694	$(23,038)	$(1,553)	$(30,352)	$17,265

(In thousands)	Year ended December 31, 2017

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Revenues	$570,223	$548,059	$463,519	$553,184	$(43,694)	$2,091,291
Operating expenses:
Purchased transportation costs	418,170	468,749	331,177	255,969	(43,687)	1,430,378
Personnel and related benefits	58,196	33,275	70,521	117,306	17,627	296,925
Other operating expenses (4)	60,997	16,418	83,851	178,002	19,023	358,291
Depreciation and amortization	5,965	7,985	4,353	17,550	1,894	37,747
Impairment charges	4,402	—	—	—	—	4,402
Total operating expenses	547,730	526,427	489,902	568,827	(5,143)	2,127,743
Operating (loss) income	22,493	21,632	(26,383)	(15,643)	(38,551)	(36,452)
Total interest expense						64,049
Loss on early extinguishment of debt						15,876
Loss before income taxes						(116,377)
Benefit from income taxes						(25,191)
Net loss						$(91,186)

Total Assets	$271,400	$190,162	$79,065	$272,327	$63,089	$876,043

Capital expenditures (1)	$1,397	$4,695	$1,641	$7,138	$6,839	$21,710

(In thousands)	Year ended December 31, 2017

	Ascent	Active On-Demand	LTL	TL	Corporate/ Eliminations	Total
Net (loss) income	$22,350	$21,632	$(26,578)	$(15,599)	$(92,991)	$(91,186)
Plus: Total interest expense	143	—	195	(44)	63,755	64,049
Plus: Benefit from income taxes	—	—	—	—	(25,191)	(25,191)
Plus: Depreciation and amortization	5,965	7,985	4,353	17,550	1,894	37,747
Plus: Impairment charges	4,402	—	—	—	—	4,402
Plus: Long-term incentive compensation expenses	—	—	—	—	2,450	2,450
Plus: Gain on sale of Unitrans	—	—	—	—	(35,440)	(35,440)
Plus: Loss on debt extinguishments	—	—	—	—	15,876	15,876
Plus: Corporate restructuring and restatement costs	—	—	—	—	32,321	32,321
Adjusted EBITDA(2)	$32,860	$29,617	$(22,030)	$1,907	$(37,326)	$5,028

(1) Includes non-cash finance leases and capital expenditures not yet paid.

(2) EBITDA represents earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA excluding impairment and other non-cash gains and losses, other long-term incentive compensation expenses, losses on debt extinguishments, loss on debt restructuring, operations restructuring costs, restructuring and restatement costs associated with legal matters (including our internal investigation, SEC compliance and debt restructuring costs), and adjustments to contingent purchase obligations. We use Adjusted EBITDA as a supplemental measure in evaluating our operating performance and when determining executive incentive compensation. We believe Adjusted EBITDA is useful to investors in evaluating our performance compared to other companies in our industry because it assists in analyzing and benchmarking the performance and value of a business. The calculation of Adjusted EBITDA eliminates the effects of financing, income taxes, and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. Adjusted EBITDA is not a financial measure presented in accordance with GAAP. Although our management uses Adjusted EBITDA as a financial measure to assess the performance of our business compared to that of others in our industry, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures, future requirements for capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt or dividend payments on our preferred stock;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results of operations under GAAP.

(3) Operations restructuring costs of $4.7 million are included in other operating expenses within the TL segment.

(4) The gain from sale of Unitrans of $35.4 million is included in other operating expenses within Corporate.